Exhibit 10.9

MANUFACTURING AND PURCHASE AGREEMENT
RENEWAL AGREEMENT

Reference is made to the Manufacturing and Purchase Agreement, dated December 18, 2008, by and between ESGW International Limited (“ExcelStor”) and Satcon Technology Corporation (“Satcon”) (the “Agreement”). Capitalized terms used herein and not otherwise defined shall have the meanings given such terms in the Agreement.

Reference to this Manufacturing and Purchase Agreement Renewal Agreement shall be referred to as the “Renewal Agreement”.

WHEREAS, the Parties are actively engaged in carrying out their respective duties and obligations arising under the Agreement; and

WHEREAS, ExcelStor has undertaken obligations arising under the Agreement which may require performance and/or delivery of Products to Satcon after the initial Term of the Agreement.

For good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the Parties agree to extend and amend the Agreement as follows:

1.               Notwithstanding anything to the contrary contained in Section 10.2 of the Agreement, the Parties hereby agree to extend the term of the Agreement for one (1) year after the lapse of the initial Term as stated in the Agreement (the “Renewed Term”). For the avoidance of doubt, the Renewed Term shall commence on December 18, 2011 and, unless otherwise renewed or modified by the Parties, lapse on December 17, 2012.

2.               This Renewal Agreement may not be amended or any provision hereof waived or modified except by an agreement in writing signed by each of the Parties.

3.               All of the terms and provisions of the Agreement, except as herein modified, shall remain in full force and effect, and be a part of this Renewal Agreement.

4.               Section 13.3 shall be adopted in this Renewal Agreement.

5.               This Renewal Agreement may be executed in several counterparts that together shall be originals and constitute one and the same instrument.

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IN WITNESS WHEREOF, the Parties have caused this Renewal Agreement to be executed.

SATCON TECHNOLOGY CORPORATION

By:	/s/ Aaron M. Gomolak
Name:	Aaron M. Gomolak
Title:	Chief Financial Officer
Date:	May 30, 2011

ESGW INTERNATIONAL LIMITED

By:	/s/ Eddie Lui
Name:	Eddie Lui
Title:	President and CEO
Date:	May 20, 2011